Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/09 - 10/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	November 5, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,827,719.32				$2,827,719.32		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)							$352,312.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$1,385,627.62

DISBURSEMENTS
NET PAYROLL	$10,588.84				$10,588.84		$349,487.92
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE							$280,164.00
ADMINISTRATIVE	$17,416.19				$17,416.19		$466,233.09
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$71,951.90				$71,951.90		$1,189,465.78
U.S. TRUSTEE QUARTERLY FEES	$6,500.00				$6,500.00		$16,899.01
COURT COSTS
TOTAL DISBURSEMENTS	$106,456.93				$106,456.93		$2,302,249.80

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(106,456.93)				$(106,456.93)		$(916,622.18)

CASH — END OF MONTH	$2,721,262.39				$2,721,262.39		$2,721,262.39

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$106,456.93
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$106,456.93

Account ******9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 10/31/09

Balance per Bank		$3,085,577.03

Deposits in Transit
Date	Amount
9/2/09	$3,600.00

Total

Outstanding Checks
Check #	Amount
1027	$183,899.00
1028	$96,265.00
1115	$71,951.90
1116	$1,238.40
1117	$102.00
1118	$3,518.63
1119	$6,500.00

Total		$(363,474.93)
Other (List)
October service charge on bank not on books		$23.76
ADP payroll check		$(4,417.03)
and service charge on books not on bank (10/29 payroll)		$(46.44)

Balance per Books		$2,721,262.39

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker LLP								$766,205.00	$17,595.89

J.H. Cohn								$202,953.20	$5,315.90

Blank Rome								$102,209.50	$4,758.85

Richards, Layton &	1/1/09 - 4/30/09
Finger, P.A.	6/1/09 - 7/31/09	$89,273.80	PFF Bancorp	1115	10/21/09	$69,287.60	$2,664.30	$87,605.80	$2,822.54

Bank of America LOGO	Account Number ******9146
01 01 152 01 M0000 E# 11
CUSTOMER CONNECTION	Last Statement: 09/30/2009
BANK OF AMERICA, N.A.	This Statement: 10/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC.
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2009 - 10/30/2009	Statement Beginning Balance	3,182,518.72
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	11	Amount of Checks	92,052.59
Number of Other Debits	6	Amount of Other Debits	4,889.10
		Statement Ending Balance	3,085,577.03
Number of Enclosures	11
		Service Charge	23.76
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1104	219.45	10/13	9992727616	1111		123.28	10/19	98_2809291
1106*	17,183.20	10/02	3592832185	1112		6,751.00	10/16	11_2088697
1107	49,561.39	10/07	8992784880	1113		4,214.09	10/28	82_2032018
1108	140.88	10/13	9992727615	10022	*	3,311.41	10/05	97_2192964
1109	6,347.58	10/01	1082652704	10023		2,853.91	10/19	98_2751140
1110	1,346.40	10/13	6492168745
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/01		1,444.06	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 100238A01
			INDN:PFF BANCORP INC. CO ID:1223006057 CCD	73010528409
10/07		56.94	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 0833145
			INDN:PFF BANCORP INC. CO ID:9659605001 CCD	79010364156
10/15		1,140.68	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 101640A01
			INDN:PFF BANCORP INC. CO ID:1223006057 CCD	87010513123
10/21		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 1387226
			INDN:PFF BANCORP INC. CO ID:9659605001 CCD	93008528742
10/29		2,177.22	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 103042A01
			INDN:PFF BANCORP INC. CO ID:1223006057 CCD	01008336383
10/30		23.76	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	3,182,518.72	3,182,518.72	10/05	3,154,232.47	3,154,232.47
10/01	3,174,727.08	3,174,727.08	10/07	3,104,614.14	3,104,614.14
10/02	3,157,543.88	3,157,543.88	10/13	3,102,907.41	3,102,907.41

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 11
BANK OF AMERICA, N.A.	Last Statement: 09/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 10/30/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.

Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/15	3,101,766.73	3,101,766.73	10/28	3,087,778.01	3,087,778.01
10/16	3,095,015.73	3,095,015.73	10/29	3,085,600.79	3,085,600.79
10/19	3,092,038.54	3,092,038.54	10/30	3,085,577.03	3,085,577.03
10/21	3,091,992.10	3,091,992.10

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 11
BANK OF AMERICA, N.A.	Last Statement: 09/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 10/30/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF BANCORP, INC.
Transaction Detail by Account
October 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
10/03/2009	General Journal	172			-SPLIT-	-1,346.40	-1,346.40
10/09/2009	General Journal	173			-SPLIT-	-29.51	-1,375.91
10/09/2009	General Journal	174			-SPLIT-	-123.28	-1,499.19
10/10/2009	General Journal	175			-SPLIT-	-6,751.00	-8,250.19
10/15/2009	General Journal	176			-SPLIT-	-4,041.03	-12,291.22
10/16/2009	General Journal	177			-SPLIT-	-4,214.09	-16,505.31
10/21/2009	General Journal	178			-SPLIT-	-71,951.90	-88,457.21
10/23/2009	General Journal	179			-SPLIT-	-1,238.40	-89,695.61
10/23/2009	General Journal	180			-SPLIT-	-102.00	-89,797.61
10/24/2009	General Journal	181			-SPLIT-	-3,518.63	-93,316.24
10/30/2009	General Journal	182			-SPLIT-	-6,640.69	-99,956.93
10/30/2009	General Journal	183			-SPLIT-	-6,500.00	-106,456.93

Total for B of A Checking						$-106,456.93
Bank Charges
10/09/2009	General Journal	173			-SPLIT-	29.51	29.51

Total for Bank Charges						$29.51
Contractor — Talbott
10/10/2009	General Journal	175			-SPLIT-	6,562.50	6,562.50
10/24/2009	General Journal	181			-SPLIT-	3,437.50	10,000.00

Total for Contractor — Talbott						$10,000.00
Kurtzman Carson
10/16/2009	General Journal	177			-SPLIT-	4,214.09	4,214.09

Total for Kurtzman Carson						$4,214.09
Office Expenses
10/03/2009	General Journal	172			-SPLIT-	1,346.40	1,346.40
10/10/2009	General Journal	175			-SPLIT-	174.75	1,521.15
10/15/2009	General Journal	176			-SPLIT-	46.44	1,567.59
10/23/2009	General Journal	179			-SPLIT-	1,238.40	2,805.99
10/24/2009	General Journal	181			-SPLIT-	14.79	2,820.78
10/30/2009	General Journal	182			-SPLIT-	46.44	2,867.22

Total for Office Expenses						$2,867.22
Payroll
10/15/2009	General Journal	176			-SPLIT-	2,853.91	2,853.91
10/15/2009	General Journal	176			-SPLIT-	1,140.68	3,994.59
10/30/2009	General Journal	182			-SPLIT-	4,417.03	8,411.62
10/30/2009	General Journal	182			-SPLIT-	2,177.22	10,588.84

Total for Payroll						$10,588.84
Postage
10/09/2009	General Journal	174			-SPLIT-	27.03	27.03
10/23/2009	General Journal	180			-SPLIT-	36.00	63.03
10/24/2009	General Journal	181			-SPLIT-	47.09	110.12

Total for Postage						$110.12
RLF — Fees
10/21/2009	General Journal	178			-SPLIT-	69,287.60	69,287.60

Total for RLF — Fees						$69,287.60
RLF — Expenses

Journal Entry	Entry #: 172
Date: 10/03/2009

Account	Debit	Credit

Office Expenses	1346.40
B of A Checking		1346.40

Totals	1346.40	1346.40
Memo: Pure Compliance — 8K Svcs

Journal Entry	Entry #: 173
Date: 10/09/2009

Account	Debit	Credit

Bank Charges	29.51
B of A Checking		29.51

Totals	29.51	29.51
Memo: BofA — Sept

Journal Entry	Entry #: 174
Date: 10/09/2009

Account	Debit	Credit

Postage	27.03
Travel	96.25
B of A Checking		123.28

Totals	123.28	123.28
Memo: McCarthy 9/26 — 10/9

Journal Entry	Entry #: 175
Date: 10/10/2009

Account	Debit	Credit

Contractor — Talbott	6562.50
Office Expenses	174.75
Travel	13.75
B of A Checking		6751.00

Totals	6751.00	6751.00
Memo: Talbott — 9/26 — 10/10

Journal Entry	Entry #: 176
Date: 10/15/2009

Account	Debit	Credit

Payroll	2853.91
Payroll	1140.68
Office Expenses	46.44
B of A Checking		4041.03

Totals	4041.03	4041.03
Memo: McCarthy 9/26 — 10/9

Journal Entry	Entry #: 177
Date: 10/16/2009

Account	Debit	Credit

Kurtzman Carson	4214.09
B of A Checking		4214.09

Totals	4214.09	4214.09
Memo: 8/1 — 8/31/09

Journal Entry	Entry #: 178
Date: 10/21/2009

Account	Debit	Credit

RLF — Fees	69287.60
RLF — Expenses	2664.30
B of A Checking		71951.90

Totals	71951.90	71951.90
Memo: Jan, Feb, Mar, Apr, Jun, Jul

Journal Entry	Entry #: 179
Date: 10/23/2009

Account	Debit	Credit

Office Expenses	1238.40
B of A Checking		1238.40

Totals	1238.40	1238.40
Memo: Pure Compliance 8-K 10/23/09

Journal Entry	Entry #: 180
Date: 10/23/2009

Account	Debit	Credit

Travel	66.00
Postage	36.00
B of A Checking		102.00

Totals	102.00	102.00
Memo: McCarthy 10/10 — 10/23

Journal Entry	Entry #: 181
Date: 10/24/2009

Account	Debit	Credit

Contractor — Talbott	3437.50
Postage	47.09
Travel	19.25
Office Expenses	14.79
B of A Checking		3518.63

Totals	3518.63	3518.63
Memo: Talbott 10/11 — 10/24

Journal Entry	Entry #: 182
Date: 10/30/2009

Account	Debit	Credit

Payroll	4417.03
Payroll	2177.22
Office Expenses	46.44
B of A Checking		6640.69

Totals	6640.69	6640.69
Memo: McCarthy 10/10 — 10/23

Journal Entry	Entry #: 183
Date: 10/30/2009

Account	Debit	Credit

US Trustee	6500.00
B of A Checking		6500.00

Totals	6500.00	6500.00
Memo: Q3 Fee

PFF Bancorp, Inc.
Profit & Loss
October 2009

Total
Income
Total Income
Expenses
Bank Charges	29.51
Contractor — Talbott	10,000.00
Kurtzman Carson	4,214.09
Office Expenses	2,867.22
Payroll	10,588.84
Postage	110.12
RLF — Fees	69,287.60
RLF Expenses	2,664.30
Travel	195.25
US Trustee	6,500.00

Total Expenses	$106,456.93

Net Operating Income	$-106,456.93

Net Income	$-106,456.93

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — October 31, 2009

Total
Income
Interest Income	33,315.22
Refunds-Allowances	13,600.00
Workers Comp Experience Refund	10,563.00

Total Income	$57,478.22
Expenses
Accrued Expenses	0.00
Bank Charges	478.93
Blank Rome — Expenses	4,758.95
Blank Rome — Fees	102,209.50
Contractor — Talbott	291,680.75
Interest Expense	0.99
JH Cohn — Expenses	5,315.90
JH Cohn — Fees	202,953.20
Kurtzman Carson	120,408.36
Legal & Professional Fees	199,983.25
Office Expenses	23,599.63
Payroll	349,487.92
PHJW Expenses	17,595.89
PHJW Fees	766,205.00
Postage	292.90
Progressive Reimb	-202,416.95
RLF — Fees	87,605.80
RLF Expenses	2,822.54
Supplies	330.36
Taxes & Licenses	1,573.23
Travel	10,901.70
US Trustee	16,899.01

Total Expenses	$2,002,686.86

Net Operating Income	$-1,945,208.64
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses
Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.00

Total Other Expenses	$142,519,693.00

Net Other Income	$-142,393,942.54

Net Income	$-144,339,151.18

PFF Bancorp, Inc.
Balance Sheet
As of October 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,721,262.39
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,421,262.39

Total Current Assets	$4,421,262.39
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,315,987.78

TOTAL ASSETS	$15,737,250.17

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-144,341,585.93

Total Equity	$-101,692,805.83

TOTAL LIABILITIES AND EQUITY	$15,737,250.17

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/09 - 10/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or			Check No.	Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/09 - 10/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	November 5, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,410,903.85				$1,410,903.85		$1,186,035.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$227,179.23
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$227,179.23

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$10.86				$10.86		$1,246.90
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$1,300.00
COURT COSTS
TOTAL DISBURSEMENTS	$335.86				$335.86		$2,646.24

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(335.86)				$(335.86)		$224,532.99

CASH — END OF MONTH	$1,410,567.99				$1,410,567.99		$1,410,567.99

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$335.86
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$335.86

Account ******9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 10/31/09

Balance per Bank		$1,410,907.13

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00
1007	$325.00

Total		$(350.00)
Other (List)
October service charge on bank not on books		$10.86

Balance per Books		$1,410,567.99

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 09/30/2009
BANK OF AMERICA, N.A.	This Statement: 10/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2009 - 10/30/2009	Statement Beginning Balance	1,410,917.99
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	10.86
		Statement Ending Balance	1,410,907.13
Number of Enclosures	0
		Service Charge	10.86
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/30		10.86	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	1,410,917.99	1,410,917.99	10/30	1,410,907.13	1,410,907.13

Account Number ******9188
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 09/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 10/30/2009

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
October 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
10/09/2009	General Journal	22			-SPLIT-	-10.86	-10.86
10/30/2009	General Journal	23			-SPLIT-	-325.00	-335.86

Total for B of A Checking						$-335.86
Bank Charges
10/09/2009	General Journal	22			-SPLIT-	10.86	10.86

Total for Bank Charges						$10.86
US Trustee
10/30/2009	General Journal	23			-SPLIT-	325.00	325.00

Total for US Trustee						$325.00

Journal Entry	Entry #: 22
Date: 10/09/2009

Account	Debit	Credit

Bank Charges	10.86
B of A Checking		10.86

Totals	10.86	10.86
Memo: BofA Sept

Journal Entry	Entry #: 23
Date: 10/30/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00
Memo: Q3 Fee

Diversified Builder Services, Inc.
Profit & Loss
October 2009

Total
Income
Total Income
Expenses
Bank Charges	10.86
U S Trustee	325.00

Total Expenses	$335.86

Net Operating Income	$-335.86

Net Income	$-335.86

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — October 31, 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	221.90
Taxes & Licenses	25.00
U S Trustee	1,300.00

Total Expenses	$2,546.90

Net Operating Income	$224,632.33
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$224,532.99

Diversified Builder Services, Inc.
Balance Sheet
As of October 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,410,567.99
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,410,567.99

Total Current Assets	$1,410,567.99
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,676,706.01

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	224,532.99

Total Equity	$-16,613,919.01

TOTAL LIABILITIES AND EQUITY	$-1,676,706.01

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/09 - 10/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or			Check No.	Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/09 - 10/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	November 5, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$77,453.45				$77,453.45		$44,046.24

CASH SALES	$1,024.83				$1,024.83		$35,261.87
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$1,024.83				$1,024.83		$35,569.09

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.60				$0.60		$162.65
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$1,300.00
COURT COSTS
TOTAL DISBURSEMENTS	$325.60				$325.60		$1,462.65

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$699.23				$699.23		$34,106.44

CASH — END OF MONTH	$78,152.68				$78,152.68		$78,152.68

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$325.60
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$325.60

Account ******8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 10/31/09

Balance per Bank		$78,502.08

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00
1006	$325.00

Total		$(350.00)
Other (List)
October service charge on bank not on books		$0.60

Balance per Books		$78,152.68

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******8202
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 09/30/2009
BANK OF AMERICA, N.A.	This Statement: 10/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2009 - 10/30/2009	Statement Beginning Balance	77,477.85
Number of Deposits/Credits	2	Amount of Deposits/Credits	1,024.83
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.60
		Statement Ending Balance	78,502.08
Number of Enclosures	0
		Service Charge	.60
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/13		71.58	CA BANKING CENTER DEPOSIT	23_306560653500
10/26		953.25	CA BANKING CENTER DEPOSIT	25_006460350216
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/30		.60	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	77,477.85	77,477.85	10/26	78,502.68	77,549._3
10/13	77,549.43	77,477.85	10/29	78,502.68	78,445._9
10/16	77,549.43	77,545.14	10/30	78,502.08	78,502.08
10/19	77,549.43	77,549.43

Account Number ******8202
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 09/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 10/30/2009

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
October 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
10/09/2009	General Journal	56			-SPLIT-	71.58	71.58
10/23/2009	General Journal	57			-SPLIT-	953.25	1,024.83
10/30/2009	General Journal	58			-SPLIT-	-325.00	699.83
10/31/2009	General Journal	59			-SPLIT-	-0.60	699.23

Total for B of A Checking						$699.23
Fees Billed
10/09/2009	General Journal	56			-SPLIT-	71.58	71.58
10/23/2009	General Journal	57			-SPLIT-	361.23	432.81
10/23/2009	General Journal	57			-SPLIT-	592.02	1,024.83

Total for Fees Billed						$1,024.83
Bank Charges
10/31/2009	General Journal	59			-SPLIT-	0.60	0.60

Total for Bank Charges						$0.60
US Trustee
10/30/2009	General Journal	58			-SPLIT-	325.00	325.00

Total for US Trustee						$325.00

Journal Entry	Entry #: 56
Date: 10/09/2009

Account	Debit	Credit

B of A Checking	71.58
Fees Billed		71.58

Totals	71.58	71.58
Memo: Long Term Pfd Care

Journal Entry	Entry #: 57
Date: 10/23/2009

Account	Debit	Credit

B of A Checking	953.25
Fees Billed		361.23
Fees Billed		592.02

Totals	953.25	953.25
Memo: Affinion $592.02, Principal $361.23

Journal Entry	Entry #: 58
Date: 10/30/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00
Memo: Q3 Fee

Journal Entry	Entry #: 59
Date: 10/31/2009

Account	Debit	Credit

Bank Charges	0.60
B of A Checking		0.60

Totals	0.60	0.60
Memo: Sept Svc Chg

Glencrest Insurance Services, Inc.
Profit & Loss
October 2009

Total
Income
Fees Billed	1,024.83

Total Income	$1,024.83
Expenses
Bank Charges	0.60
US Trustee	325.00

Total Expenses	$325.60

Net Operating Income	$699.23

Net Income	$699.23

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — October 31, 2009

Total
Income
Fees Billed	35,261.87

Total Income	$35,261.87
Expenses
Bank Charges	137.65
Taxes & Licenses	25.00
US Trustee	1,300.00

Total Expenses	$1,462.65

Net Operating Income	$33,799.22
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$34,106.44

Glencrest Insurance Services, Inc.
Balance Sheet
As of October 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	78,152.68
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$78,152.68

Total Current Assets	$78,152.68
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$130,547.68

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	34,106.44

Total Equity	$94,675.68

TOTAL LIABILITIES AND EQUITY	$130,547.68

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/09 - 10/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or			Check No.	Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/09 - 10/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	November 5, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$92,196.76					$92,196.76		$31,278.00

CASH SALES	$4.76					$4.76		$423.36
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)	$4,027.25	[1]				$4,027.25		$50,979.24
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$4,032.01					$4,032.01		$277,707.02

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$2,278.82					$2,278.82		$56,185.82
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$650.00					$650.00		$2,925.00
COURT COSTS
TOTAL DISBURSEMENTS	$2,928.82					$2,928.82		$215,685.07

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$1,103.19					$1,103.19		$62,021.95

CASH — END OF MONTH	$93,299.95					$93,299.95		$93,299.95

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] Refund of Utility Deposit	$4,027.25

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$2,928.82
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$2,928.82

Account ******9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 10/31/09

Balance per Bank		$92,191.97

Deposits in Transit
Date	Amount
10/31/09	$4,027.25

Total	$4,027.25

Outstanding Checks
Check #	Amount
1086	$25.00
1105	$1,645.98
1106	$550.00
1107	$66.00
1108	$650.00

Total		$(2,936.98)
Other (List)
October service charge on bank not on books		$17.71

Balance per Books		$93,299.95

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 2
CUSTOMER CONNECTION	Last Statement: 09/30/2009
BANK OF AMERICA, N.A.	This Statement: 10/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2009 - 10/30/2009	Statement Beginning Balance	92,771.05
Number of Deposits/Credits	1	Amount of Deposits/Credits	4.76
Number of Checks	2	Amount of Checks	566.13
Number of Other Debits	2	Amount of Other Debits	17.71
		Statement Ending Balance	92,191.97
Number of Enclosures	2
		Service Charge	17.71
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/13		4.76	CA BANKING CENTER DEPOSIT	23_306560653502
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1103	550.00	10/01	7592670237	1104	16.13	10/23	63_2310652
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/07		17.00	SUPPLY ORDER FEE	09820000403
10/30		.71	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	92,771.05	92,771.05	10/16	92,208.81	92,208._3
10/01	92,221.05	92,221.05	10/19	92,208.81	92,208._1
10/07	92,204.05	92,204.05	10/23	92,192.68	92,192._8
10/13	92,208.81	92,204.05	10/30	92,191.97	92,191.97

Account Number ******9162
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 2
BANK OF AMERICA, N.A.	Last Statement: 09/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 10/30/2009

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
October 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
10/09/2009	General Journal	185			-SPLIT-	-0.71	-0.71
10/09/2009	General Journal	186			-SPLIT-	4.76	4.05
10/09/2009	General Journal	188			-SPLIT-	-16.13	-12.08
10/21/2009	General Journal	189			-SPLIT-	-1,645.98	-1,658.06
10/21/2009	General Journal	190			-SPLIT-	-550.00	-2,208.06
10/23/2009	General Journal	191			-SPLIT-	-66.00	-2,274.06
10/30/2009	General Journal	192			-SPLIT-	4,027.25	1,753.19
10/30/2009	General Journal	193			-SPLIT-	-650.00	1,103.19

Total for B of A Checking						$1,103.19
Lease Deposit
10/09/2009	General Journal	187			-SPLIT-	-3,578.00	-3,578.00

Total for Lease Deposit						$-3578.00
Prepaid Rent — Palm Desert
10/09/2009	General Journal	187			-SPLIT-	3,578.00	3,578.00

Total for Prepaid Rent — Palm Desert						$3,578.00
Utility Deposit
10/30/2009	General Journal	192			-SPLIT-	-4,445.00	-4,445.00

Total for Utility Deposit						$-4,445.00
Fees Billed
10/09/2009	General Journal	186			-SPLIT-	4.76	4.76

Total for Fees Billed						$4.76
Bank Charges
10/09/2009	General Journal	185			-SPLIT-	0.71	0.71

Total for Bank Charges						$0.71
Office Expenses
10/23/2009	General Journal	191			-SPLIT-	66.00	66.00

Total for Office Expenses						$66.00
Reliable Self Storage
10/21/2009	General Journal	190			-SPLIT-	550.00	550.00

Total for Reliable Self Storage						$550.00
US Trustee
10/30/2009	General Journal	193			-SPLIT-	650.00	650.00

Total for US Trustee						$650.00
Utilities — Gas Co
10/09/2009	General Journal	188			-SPLIT-	16.13	16.13

Total for Utilities — Gas Co						$16.13
Utilities — Phone and Data
10/21/2009	General Journal	189			-SPLIT-	1,645.98	1,645.98

Total for Utilities — Phone and Data						$1,645.98
Utilities — SCE
10/30/2009	General Journal	192			-SPLIT-	417.75	417.75

Total for Utilities — SCE						$417.75

Journal Entry	Entry #: 185
Date: 10/09/2009

Account	Debit	Credit

Bank Charges	0.71
B of A Checking		0.71

Totals	0.71	0.71
Memo: BofA Sept

Journal Entry	Entry #: 186
Date: 10/09/2009

Account	Debit	Credit

B of A Checking	4.76
Fees Billed		4.76

Totals	4.76	4.76
Memo: 1st Mercantile

Journal Entry	Entry #: 188
Date: 10/09/2009

Account	Debit	Credit

Utilities — Gas Co	16.13
B of A Checking		16.13

Totals	16.13	16.13
Memo: 7/31 — 8/31

Journal Entry	Entry #: 189
Date: 10/21/2009

Account	Debit	Credit

Utilities — Phone and Data	1645.98
B of A Checking		1645.98

Totals	1645.98	1645.98
Memo: Final Verizon Bill

Journal Entry	Entry #: 190
Date: 10/21/2009

Account	Debit	Credit

Reliable Self Storage	550.00
B of A Checking		550.00

Totals	550.00	550.00
Memo: 11/1 — 11/30/09

Journal Entry	Entry #: 191
Date: 10/23/2009

Account	Debit	Credit

Office Expenses	66.00
B of A Checking		66.00

Totals	66.00	66.00
Memo: Mailbox Renewal 11/1/09 — 2/1/10

Journal Entry	Entry #: 192
Date: 10/30/2009

Account	Debit	Credit

B of A Checking	4027.25
Utilities — SCE	417.75
Utility Deposit		4445.00

Totals	4445.00	4445.00
Memo: Close out of SCE utility deposit

Journal Entry	Entry #: 193
Date: 10/30/2009

Account	Debit	Credit

US Trustee	650.00
B of A Checking		650.00

Totals	650.00	650.00
Memo: Q3 Fee

Glencrest Investment Advisors, Inc.
Profit & Loss
October 2009

Total
Income
Fees Billed	4.76

Total Income	$4.76
Expenses
Bank Charges	0.71
Office Expenses	66.00
Reliable Self Storage	550.00
US Trustee	650.00
Utilities — Gas Co	16.13
Utilities — Phone and Data	1,645.98
Utilities — SCE	417.75

Total Expenses	$3,346.57

Net Operating Income	$-3,341.81

Net Income	$-3,341.81

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — October 31, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	3,630.48
Fees Billed	31.46
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$93,167.07
Expenses
Bank Charges	262.36
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,537.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	2,737.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,505.41
US Trustee	2,925.00
Utilities	2,500.98
Utilities — Gas Co	1,355.35
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$211,592.31

Net Operating Income	$-118,425.24
Other Income
Other Income	12,413.00

Total Other Income	$12,413.00
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,358.89

Net Income	$-106,066.35

Net Income	-106,066.35

Total Equity	$666,233.95

TOTAL LIABILITIES AND EQUITY	$725,071.95

Glencrest Investment Advisors, Inc.
Balance Sheet
As of October 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	93,299.95
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$93,299.95

Total Current Assets	$93,299.95
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$725,071.95

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/09 - 10/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or			Check No.	Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/09 - 10/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	November 5, 2009

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,665.51				$24,665.51		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.19				$0.19		$84.72
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$1,300.00
COURT COSTS
TOTAL DISBURSEMENTS	$325.19				$325.19		$1,384.72

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(325.19)				$(325.19)		$(1,384.72)

CASH — END OF MONTH	$24,340.32				$24,340.32		$24,340.32

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$325.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$325.19

Account ******8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 10/31/09

Balance per Bank		$24,665.13

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1005	$325.00

Total		$(325.00)

Other (List)
October service charge on bank not on books		$0.19

Balance per Books		$24,340.32

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/09 - 10/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******8192
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 09/30/2009
BANK OF AMERICA, N.A.	This Statement: 10/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2009 - 10/30/2009	Statement Beginning Balance	24,665.32
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	24,665.13
Number of Enclosures	0
		Service Charge	.19
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/30		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	24,665.32	24,665.32	10/30	24,665.13	24,665.13

Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 09/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 10/30/2009

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
October 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
10/09/2009	General Journal	19			-SPLIT-	-0.19	-0.19
10/30/2009	General Journal	20			-SPLIT-	-325.00	-325.19

Total for B of A Checking						$-325.19
Bank Charges
10/09/2009	General Journal	19			-SPLIT-	0.19	0.19

Total for Bank Charges						$0.19
US Trustee
10/30/2009	General Journal	20			-SPLIT-	325.00	325.00

Total for US Trustee						$325.00

Journal Entry	Entry #: 19
Date: 10/09/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19

Memo: BofA Sept

Journal Entry	Entry #: 20
Date: 10/30/2009

Account	Debit	Credit

US Trustee	325.00
B of A Checking		325.00

Totals	325.00	325.00

Memo: Q3 Fee

PFF Real Estate Services, Inc.
Profit & Loss
October 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19
U S Trustee	325.00

Total Expenses	$325.19

Net Operating Income	$-325.19

Net Income	$-325.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — October 31, 2009

Total
Income
Total Income
Expenses
Bank Charges	84.72
U S Trustee	1,300.00

Total Expenses	$1,384.72

Net Operating Income	$-1,384.72
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-1,384.68

PFF Real Estate Services, Inc.
Balance Sheet
As of October 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,340.32
PFF Checking	0.00

Total Bank Accounts	$24,340.32

Total Current Assets	$24,340.32

TOTAL ASSETS	$24,340.32

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-1,384.68

Total Equity	$24,340.32

TOTAL LIABILITIES AND EQUITY	$24,340.32

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/09 - 10/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or			Check No.	Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X